UNITED STATES SECURITIES AND EXCHANGE COMMISSION Washington, DC 20549

FORM 8-K/A

CURRENT REPORT Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

December 31, 2009
Date of report (date of earliest event reported)

STEINER LEISURE LIMITED
(Exact Name of Registrant as Specified in Its Charter)

Commonwealth of The Bahamas
(State or other Jurisdiction of Incorporation)

0-28972	98-0164731
(Commission File Number)	(IRS Employer Identification No.)

Suite 104A, Saffrey Square
P.O. Box N-9306
Nassau, The Bahamas	Not Applicable
(Address of Principal Executive Offices)	(Zip Code)

(242) 356-0006
(Registrant's Telephone Number, Including Area Code)

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.01 Completion of Acquisition or Disposition of Assets

Steiner Leisure Limited (the "Company") is filing this Amendment No. 1 to its Current Report on Form 8-K that was initially filed with the Securities and Exchange Commission on January 5, 2010 to file the financial statements and pro forma financial information required by Item 9.01 of Form 8-K with respect to the Company's acquisition of all of the stock of Bliss World Holdings, Inc.

Item 9.01 Financial Statements and Exhibits

  Financial Statements of Business Acquired

The following audited financial statements of Bliss World LLC, a wholly-owned subsidiary of Bliss World Holdings, Inc., are being filed with this report as Exhibit 99.1 and are being incorporated herein by reference:
    Audited Consolidated Balance Sheet as of December 31, 2008
    Audited Consolidated Statement of Income for the year ended December 31, 2008
    Audited Consolidated Statement of Member's Capital for the year ended December 31, 2008
    Audited Consolidated Statement of Cash Flows for the year ended December 31, 2008
    Notes to Audited Consolidated Financial Statements

The following unaudited financial statements of Bliss World LLC, a wholly-owned subsidiary of Bliss World Holdings, Inc., are being filed with this report as Exhibit 99.2 and are being incorporate herein by reference:
    Unaudited Condensed Consolidated Balance Sheets as of September 30, 2009 and December 31, 2008
    Unaudited Condensed Consolidated Statements of Income for the nine months ended September 30, 2009 and 2008
    Unaudited Condensed Consolidated Statement of Member's Capital for the nine months ended September 30, 2009
    Unaudited Condensed Consolidated Statements of Cash Flows for the nine months ended September 30, 2009 and 2008
    Notes to Unaudited Condensed Consolidated Financial Statements
  Pro Forma Financial Information

The following pro forma financial information is being filed with this report as Exhibit 99.3 and is being incorporated herein by reference:
    Unaudited Pro Forma Condensed Consolidated Balance Sheets as of September 30, 2009
    Unaudited Pro Forma Condensed Consolidated Statement of Income for the nine months ended September 30, 2009
    Unaudited Pro Forma Condensed Consolidated Statement of Income for the year ended December 31, 2008

(d) Exhibits

23.1 - Consent of Eisner LLP

99.1 - Audited Financial Statements listed in Item 9.01(a)

99.2 - Unaudited Financial Statements listed in Item 9.01(a)

99.3 - Pro Forma Financial Information listed in Item 9.01(b)

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

STEINER LEISURE LIMITED

Date: March 9, 2010	/s/ Leonard I. Fluxman
Leonard I. Fluxman
President and Chief Executive Officer